Exhibit 99 Investor Presentation May 2018 MGIC Investment Corporation (NYSE: MTG)

Forward Looking Statements As used below, “we,” “our” and “us” refer to MGIC Investment Corporation’s consolidated operations or to MGIC Investment Corporation, as the context requires, and “MGIC” refers to Mortgage Guaranty Insurance Corporation. This presentation may contain forward looking statements. Our actual results could be affected by the risk factors that are summarized and appear at the end of this presentation. These risk factors may also cause actual results to differ materially from the results contemplated by any forward looking statements that we may make. Forward looking statements consist of statements which relate to matters other than historical fact, including matters that inherently refer to future events. Among others, statements that include words such as “believe,” “anticipate,” “will” or “expect,” or words of similar import, are forward looking statements. We are not undertaking any obligation to update any forward looking statements or other statements we may make even though these statements may be affected by events or circumstances occurring after the forward looking statements or other statements were made. No investor should rely on the fact that such statements are current at any time other than the time at which this presentation was prepared and presented in May 2018. 2

MGIC Investment Corporation Key Financial Metrics Q1 2018 ▪ $143.6 million GAAP net income in Q1 18; $144.6 million adjusted net operating income(1) in Q1 18 ▪ Benefited from positive primary loss reserve development, lower new notice activity and lower claim rate on those notices, and reduced federal tax rate ▪ $0.38 net income per diluted share ▪ 18.2% annualized return on beginning shareholders’ equity in Q1 18 ▪ Incurred Losses down 13.6% y/o/y due primarily to fewer delinquent notices and lower assumed claim rate on those notices (9% v. 10.5%) ▪ $50 million in dividends paid from MGIC to HoldCo in Q1 18 3 Months Ending % Change Mar -17 Mar - 18 y/o/y (All Amounts Shown in Millions Except Where Indicated) Total Revenues $261 $266 1.9% Incurred Losses, Net $28 $24 (13.6)% Net Income $90 $144 60.0% Adjusted Net Operating Income (1) $117 $145 23.5% Primary Delinquent Inventory 45,349 41,243 (9.1)% (# of Units) Key Operating Metrics Loss Ratio (%) 12.1 10.3 Expense Ratio (%) 17.0 19.5 Statutory Risk to Capital - MGIC 10.4:1 9.4:1 1. We present this non-GAAP financial measure “Adjusted Net Operating Income" to increase the comparability between periods of our financial results. See Page 27 for reconciliation of GAAP net income to adjusted net operating 3 income.

MGIC Investment Corporation

Key Financial Metrics

Quality NIW and Steady Market Share



$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
Quarterly NIW (Billion)
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Quarterly Market Share
Q1 13 Q2 Q3 Q4 Q1 14 Q2 Q3 Q4 Q1 15 Q2 Q3 Q4 Q1 16 Q2 Q3 Q4 Q1 17 Q2 Q3 Q4 Q1 18
NIW
MTG Market Share

Increasing Persistency and Growing IIF



$210.0
$200.0
$190.0
$180.0
$170.0
$160.0
$150.0
$140.0
Insurance in Force
84%
83%
82%
81%
80%
79%
78%
77%
76%
75%
Annual Persistency
Q1 13 Q2 Q3 Q4 Q1 14 Q2 Q3 Q4 Q1 15 Q2 Q3 Q4 Q1 16 Q2 Q3 Q4 Q1 17 Q2 Q3 Q4 Q1 18
IIF
Annual Persistency

Net Premium Yield Declines as Higher Premium and Loss Content of Legacy Book is Replaced by Lower Premium Rates and Expected Lower Loss Content of >2008 NIW



0.65%
0.60%
0.55%
0.50%
0.45%
0.40%
Effective Premium Yield
Q1 13 Q2 Q3 Q4 Q1 14 Q2 Q3 Q4 Q1 15 Q2 Q3 Q4 Q1 16 Q2 Q3 Q4 Q1 17 Q2 Q3 Q4 Q1 18

Favorable Trends for New Delinquent Notices Received and A Steady Improvement in the Cure Rates of Previously Received Notices Has Resulted in Lower Net Losses Incurred



$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
$(50.0)
$(100.0)
$(150.0)
Total Current Incurred Loss and Prior Period Development (millions)
Net Losses Incurred (Millions)
$266.2
$156.0
$109.4
$92.5
$80.4
$59.1
Q1 13 Q2 Q3 Q4 Q1 14 Q2 Q3 Q4 Q1 15 Q2 Q3 Q4 Q1 16 Q2 Q3 Q4 Q1 17 Q2 Q3 Q4 Q1 18
Total Current Incurred Losses
Prior Period Development
Net Losses incurred

1. *Effective premium yield is the ratio of net premiums earned / average insurance in force for each period shown. The effective premium yield reported each period can be effected by changes in estimates for premium refunds, accelerated recognition of single premiums, change in reinsurance terms, premium rates on NIW, premium resets, and cancellation of remaining insurance in force.*

4

Return on Equity Being Driven by Quality NIW, Growing IIF and Improved Credit Profile 25.00% 20.00% 15.00% 10.00% 5.00% 0.00% Q4 15 Q1 16 Q2 Q3 Q4 Q1 17 Q2 Q3 Q4 Q1 18 GAAP Return on Equity Annualized Adjusted Return on Equity Annualized 1. GAAP Return on Equity Annualized is the ratio of GAAP net income for each period shown x 4 divided by beginning shareholders’ equity for each period. 2. Adjusted Return on Equity Annualized is the ratio of adjusted net operating income for each period shown x 4 divided by beginning shareholders’ equity for each period. See Page 27 for reconciliation of GAAP net income to adjusted net operating income. 5

Capital Management Objectives ▪ Enhance holding company liquidity; ▪ Target low to mid 20s leverage ratio; ▪ Retain flexibility to pursue new business opportunities; ▪ Continue positive ratings trajectory; ▪ Cover claim obligations arising from our underlying mortgage insurance activities; ▪ Maintain compliance with the financial requirements of regulators and PMIERs; ▪ Size the level of capital to balance competitive needs, handle contingencies, and create shareholder value; and ▪ Continue to build and invest in the business through the cycle and in stressed environments. 6

Strong Balance Sheet Investment Portfolio Overview At March 31, 2018 Commentary Invested Assets By Type 3% 3% Corporates Tax-Exempt Munis 9% • $5.1 billion of cash and investments (consolidated) Taxable Munis Loan Backed 13% 42% − Includes $257 million at holding company GNMA Treasury/Gov't Agency • 99.5% Investment Grade 30% 1 − ~82% with an underlying rating of “A” or better Fixed Maturity Security Ratings • Effective Duration of 4.2 years (excludes cash and cash equivalents) • Embedded pre-tax yield, based on book value, is <1% 2.82% 17% 21% AAA AA A BBB 25% 36% Below IG 1 Includes federal, state and municipal securities 7

Strong Statutory Capital Position MGIC Risk-to-Capital Ratio MGIC Statutory Capital (in millions) (for periods ending)) $3,394 $1,654 $1,773 15.8 14.6 $1,181 $691 12.1 10.7 $0 $247 9.5 9.4 $1,521 $1,518 $1,574 $1,505 $1,620 $1,621 2013 2014 2015 2016 2017 Q1 18 2013 2014 2015 2016 2017 Q1 18 Policyholder Surplus Contingency Reserve • Solid capital position enhanced by a 30% quota share reinsurance agreement • $2.2 billion of statutory capital in excess of state requirement 8

PMIERs 1.0 Asset Trends



Declining Required Assets for Legacy and Non-Performing Risk
Partially Offset by Increased Required Assets For NIW 2009 and >

MGIC



PMIERs Minimum Required Assets
(Millions)
$4,464
$3,950
$3,900
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
-$1,000
Components of PMIERS Minimum Required Assets
6,000
5,000
4,000
3,000
2,000
1,000
-
(1,000)
Total PMIERS Minimum Required Assets
2,087 1,879 1,761 1,690 1,637 1,505 1,351 1,329 1,462 1,343
54 76 122 162 195 220 258 303 340 357
1,547 1,619 1,703 1,773 1,827 1,877 1,964 2,042 2,103 2,173
764 740 699 658 621 603 576 538 503 490
(611) (625) (645) (659) (671) (683) (706) (728) (737) (753)
12/2015 3/2016 6/2016 9/2016 12/2016 3/2017 6/2017 9/2017 12/2017 3/2018
Pool/Other
Non Perfroming Reinsured
Non Performing
Performing Reinsured
HARP
Risk Characteristic Adj.
> 6/12
09 - 6/12
05 - 08
< 2005
PMIERS Minimum Required Assets



PMIERs Available Assets
(Millions)
$4,959
$4,690
$4,751
5,500
4,500
3,500
2,500
1,500
500
(500)
Components of PMIERS Avilable Assets
124%
122%
120%
118%
116%
114%
112%
110%
108%
106%
104%
Percent in Excess of PMIERs Minimum Required Assets
823 762 705 671 635 611 577 543 517 478
558 560 507 510 515 521 525 526 536 548
3,707 3,766 3,828 3,863 3,906 3,942 3,955 4,037 4,149 4,197
(230) (238) (254) (264) (268) (271) (283) (299) (318) (318)
12/2015 3/2016 6/2016 9/2016 12/2016 3/2017 6/2017 9/2017 12/2017 3/2018
Pledged Assets
Unearned Premium
Premium Benefit
Captive Benefit
Affiliate Assets
MGIC Assets
Ratio of PMIERS AA to PMIERS MRA

9

Debt Outstanding As of March 31, 2018 • MGIC: • $155 million 1.91% Fixed Rate Advance from FHLB due in Feb-2023 • MTG: • $425 million of 5.75% Senior Notes due in Aug-2023 • $257 million 9% Junior Subordinated Debentures due in Apr-2063 (1) •Debt to Total Capital(2) ratio ~20% at March 31, 2018 •Debt service coverage at holding company > 3 year target ($60 million annual debt service on a cash basis) 10 1. Convertible Junior Debentures due 2063 are shown net of the $133 million that is still outstanding and is owned by MGIC. 10 2. Debt to Total Capital is the ratio of Debt Outstanding / (Debt Outstanding + Shareholders Equity)

Key Drivers of MGIC’s Strategy • Largest customer base in industry (~5,000 lenders/servicers) Continued MI Leadership • Established market player positioned to take advantage of current environment • Exceptional customer service with industry-leading low expense ratio • Focus on increasing holding company capital allocation options • Announced $200 million share repurchase authorization in April 2018 Risk & Capital • Reinsurance treaties cover ~78% of risk in force as of March 31, 2018 Management • Provides both risk and capital relief • Maintain PMIERs and state capital compliance with adequate ability to absorb reasonable economic shocks • Promote prudent low down payment lending with lenders, policymakers and consumers Continued • Support efforts to right size the FHA’s role in housing Growth • Participate in additional risk sharing opportunities with GSEs and lenders when returns add to shareholder value 11

Good Progress on Executing Business Strategies

At March 31, 2018

MGIC

Prudently grow insurance in force	Pursue new business opportunities that leverage our core competencies	Preserve and expand the role of MGIC and Private MI in housing finance policy	Develop and diversify the talents of co-workers	Manage and deploy capital to optimize creation of shareholder value
•$197.5 billion of insurance in force (~+8% y/o/y) •79% of IIF is 2009 and > •Average FICO > 750 on 2009 and > NIW •Low delinquency and ever to date losses on 2009 and > NIW	•Engage in discussions supportive of front-end credit risk transfer through "deep cover" MI •Participated in GSE mortgage insurance credit risk transfer programs	•Private MI has a meaningful market share of High LTV Market (+/-~40%) •Private MI NIW volume of ~$270 million in 2017 •MGIC had ~18% market share in 2017 and Q1 18 •Increased visibility in housing policy arenas	•Increased investment in co-worker development while maintaining industry low expense ratio •Promote accountability and reward success	•PMIERs Compliant •Positive ratings trajectory •Y/O/Y decreased MTG leverage ratios and reduced potential share dilution •Book value per share increased 2.2% in Q1 18 (Increase muted by a ($64.5) change in unrealized gains (losses), primarily due to higher interest rates, which lowered book value by $0.17 per common share outstanding)



MGIC Insurance In Force
(Billions)
$200.0
$190.0
$180.0
$170.0
$160.0
$150.0
$140.0
$164.9
$174.5
$182.0
$194.9
$197.5
2014
2015
2016
2017
Q1 2018



High LTV Market Share
(% of Total Originations for Entire Market) (1)
35%
37%
37%
40%
2014
2015
2016
2017



MTG Book Value Per Share
$10.00
$8.00
$6.00
$4.00
$2.00
$-
$3.06
$6.58
$7.48
$8.51
$8.70
2014
2015 (2)
2016
2017
Q1 2018

1) Total Originations, FHA, Private MI, VA and USDA as published by Inside Mortgage Finance. 2) In 2015 Book Value was materially impacted by the reversal of the Valuation Allowance against the Company's Deferred Tax Asset.

12

Summary • Enables private investment in mortgage credit risk • Established market player positioned to take advantage of current environment Unique Company • Solid capital position and positive ratings momentum • Proven track record of execution with strong management team • Growing Insurance in force (IIF); Gaining share from FHA; Increasing Owner Occupied Households Potential • Positive loss trajectory of legacy book; Low loss ratios from 2009 and > books Financial Tailwinds • Increasing dividends from the writing company to the holding company • Emerging alternatives to traditional mortgage insurance • Premium revenue growth limited in near term as effective rate premium yield drifts lower; • changing mix of remaining in force (legacy books have materially higher premium rates compared to business written since then) Potential • reinsurance Financial •new premium rates phased in beginning in 2H 18 Headwinds • Changes to PMIERs financial requirements (will not be effective before Q4 2018) • Increased influence of FHA and GSEs in Housing Finance • Emerging alternatives to traditional mortgage insurance 13

MGIC at a Glance as of March 31, 2018 Ready, willing and able to expand our role in a robust mortgage finance system Credit trends continue to $197.5 bn Insurance in force develop favorably Experienced sales and Exceptional customer service operations staff supporting while being low cost provider ~5,000 lenders and servicers 60 years of experience provides an unparalleled foundation for success $143.6mm Q1 18 $3.4bn statutory GAAP net income capital $3.2bn shareholders’ $5.1bn high quality equity cash and investment portfolio $5.6bn Assets 14

Appendix 15

MGIC Investment Corporation Overview ✓ Who we are • The nation’s oldest private mortgage insurer, with insurance in force of $197.5 billion • In 1957 Max Karl founded the modern MI industry and MGIC in Milwaukee, WI • ~800 employees, including an experienced sales and underwriting team covering the U.S. and other locations ✓ What we do • Take first-loss credit position on low down payment residential mortgages • Reduce cost for borrowers and promote risk-sharing compared to FHA • Enable private investment in mortgage credit risk • Provide long term credit enhancement options to investors in mortgages ✓ Our strategies • Prudently grow insurance in force • Pursue new business opportunities that meet our return objectives • Preserve and expand the role of MGIC and Private MI in housing finance policy • Manage and deploy capital to optimize the creation of shareholder value • Expand and develop the talents of our people 16

Solid Demographic Trends Are Positively Influencing Housing Markets ✓ Increasing household formations ✓ Increase in owner-occupied partially offset by a decline in renters ✓ ~45 million households between ages 25 and 34 ✓ (Homeownership rate is ~35% for < 35 year olds and ~60% for 35 – 44 year olds) ✓ Homeownership rates off of lows and rising 17 Source: Bureau of Labor Statistics and Harvard Joint Center for Housing Studies

$ in billions $1,200 $1,600 $2,000 Source: As of April 2018; Fannie Mae, Freddie Mac, and MBAand Mac, FreddieMae, Fannie 2018; April of As Source: $800 $400 $0 Fannie Mae $1,192 $498 $1,690 Freddie Mac $1,290 $430 $1,720 2018 MBA $1,168 $443 $1,611 Forecasts Origination Purchase Fannie Mae $1,248 $438 $1,686 2019 Refi Freddie Mac $1,355 $405 $1,760 MBA $1,250 $395 $1,645 Outlook Origination Mortgage $0 2020 MBA $1,317 $395 $1,712 ✓ ✓ ✓ Good environment for Private MI Privatefor environment Good years fewnext over activity in purchase increases GSEs trillion $1.7 to $1.6 from range forecasts origination 2018 ✓ ✓ ✓ ✓ millennials Strong demand for housing especiallyamong Attractive interest rate environment business v. Refinance MI market share 3.5 volume Overall market downdue to lower refinance and MBAmodest and all forecasting - 4x higher for Purchase 18

High LTV Lending Trends Private MI Market Share of Insured Loans (2) Private and Government Insured Loans (1) Total Primary as % of Total Origination Market MI ($bn): $454 $387 $565 $588 $458 $644 $763 $719 100% 4% 4% 3% 4% 4% 3% 2% 3% 40% 90% 80% 35% 33% 39% 36% 43% 39% 70% 53% 27% 66% 60% 24% 50% 27% 24% 22% 24% 23% 37% 37% 40% 36% 35% 15% 32% 21% 29% 30% 27% 15% 22% 20% 35% 39% 35% 38% 31% 34% 14% 10% 22% 15% 0% 2010 2011 2012 2013 2014 2015 2016 2017 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 PMI VA FHA USDA ¹ Insured loans equals the total dollar volume of PMI, FHA and VA insurance issued in that period as a percentage of total originations for the same period as reported by Inside Mortgage Finance January and February 2018 19 ² Source: Inside Mortgage Finance February 2018

Solid Market Share Leads to Growing Insurance in Force Market Share by NIW (1) • Ready, willing and able to expand our role in a robust mortgage finance system • Solid market share position of ~18% • $197.5 billion Insurance in force is up ~8% year over year for quarter ending March 31, 2018 MGIC Primary IIF (billions) $200.0 $180.0 • 60+ years of experience provides an unparalleled foundation for success $160.0 $140.0 $120.0 $100.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 13 14 15 16 17 18 1 Per company press releases 20

Well Positioned to Serve the Market MGIC’s Strong Positioning Increasing Risk in Force and Improving Credit Profile $55.0 12.0% • Exceptional customer service with industry- $50.9 leading low expense ratio $50.0 10.0% 8.0% $45.0 6.0% $40.0 • Growing risk in force and improving credit 4.0% performance $35.0 2.0% $30.0 0.0% (Billions) Force In $Risk • Strong relationships with large, diverse of RIF % as Reserves Loss Dec 2012 Dec 2013 Dec 2014 Dec 2015 Dec 2016 Dec 2017 Mar 2018 customer base Primary Risk in Force Loss Reserves as % of Risk in Force – ~5,000 originators or servicers transacted with MGIC in last 12 months Highly Efficient and Low Cost Platform Expense Ratio (1) – No single lender accounts for more than 4% of new business in 2016 or 2017 19.5% 20% 18.6% – Top 25 lenders deliver <40% of new 17.0% 16.0% business in 2016 and 2017 15.2% 15.3% 14.7% 14.9% 15% 10% 2012 2013 2014 2015 2016 2017 Q1 2017 Q1 2018 ¹ Expense Ratio for MGIC is for insurance operations. MGIC calculates expense ratio based on net written premiums, while some peers use net earned premiums to calculate expense ratios. 21

Well Positioned to Serve the Market (as of March 31, 2018) Primary Risk in Force Risk in Force By FICO Score at Time of Origination $50.9 Billion (as of quarter ending) ~88% of RIF is >2008 or HARP 100.00% 16% 3% 27% 760 & > 80.00% 10% 37% 11% 740-759 10% <2005 12% 720-739 60.00% 7% 12% 15% 2005-2008 12% 700-719 12% 2005-2008 HARP 40.00% 11% 14% 680-699 11% 10% >2008 11% 660-679 9% 8% 20.00% 6% 9% 640-659 79% 20% 5% 14% 3% 639 & < 0.00% 6% Q1 2008 Q1 2013 Q1 2018 New Notices Received in Q1 2018 Primary Delinquent Inventory <2006 <2006 20% 27% 25% 29% 2006 2006 2007 8% 2007 2008 2008 8% 14% 16% >2008 >2008 27% 26% 2009 – Q1 18 accounts for 79% of risk in force, comprises 27% of notices in Q1 18 and is 20% of delinquent inventory. The new notices and delinquent inventory above includes 1,953 delinquent notices received and 10,198 loans in the delinquent inventory from 22 Source: Company filings, Company data states impacted by major 2017 hurricanes.

Positive Credit Trends (as of March 31, 2018) New Notices as Percent of Primary Loans Insured Cures as Percent of Primary Delinquent Inventory 6.0% New Notices as % of Beginning Total 42% 5.5% 38% 5.0% New Notices as % of Beginning Current 34% 4.5% 30% 4.0% 3.5% 26% 2017 hurricane impact 3.0% 22% 2.5% 18% 2.0% 1.5% 14% 1.0% 10% Trailing 12 Month Cure to Default Ratio (1) 100.0% 90.0% 80.0% 2017 hurricane impact 70.0% 60.0% 50.0% 23 ¹ Trailing 12 month cure/default ratio is the sum of the last 12 month’s cures / the sum of the last 12 month’s new notices of delinquencies. Decrease in Q4 17 was due to major 2017 hurricanes

Delinquency Trends (as of March 31, 2018) 24

High Quality Business Leads to Lower Losses and Solid Returns Ever to Date Loss Ratio of Individual Book Years (1), (2) 13.7% 6.7% 5.7% 5.6% 4.3% 3.8% 3.0% 2009 2010 2011 2012 2013 2014 2015 Through March 31, 2018 the 2009 – 2015 books have generated a cumulative ~$3.4 billion in earned premium and ~$0.1 billion in paid losses 1. Ever to date loss ratio is the sum of paid losses plus established primary loss reserves (not including IBNR) divided by net premiums earned for each book year shown as of March 31, 2018 2 2016 and 2017 not displayed as there is not an adequate period of aging that has occurred to draw meaningful conclusions 25

Illustrative Example of Impact of 2018 Premium Change On Net (After Reinsurance) Premium Yield

MGIC

Average Net Premium Yield Declines as Books with Higher Yields Runoff and are Replaced with Books with Lower Yields

This example is not a forecast or guidance and is meant for illustrative purposes only



Remaining Insurance in Force from Each Period
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
$194,900
$155,920
$124,736
$99,789
3/31/18
3/31/19
3/31/20
3/31/21
03/31/2018
03/31/2019
03/31/2020
03/31/2021



Average Net Premium Yield
(basis points)
0.50%
0.45%
0.40%
0.35%
0.30%
0.25%
0.473%
0.456%
0.439%
0.427%
as of 3/31/18
12 months ending 3/31/19
12 months ending 3/31/20
12 months ending 3/31/21

1. *IIF as of March 31, 2018 assumed to runoff at 80% persistency with a beginning average net premium yield after reinsurance of 47.3 basis points and then declining 1 basis point per year*
2. *Each subsequent 12 month period assumes $50 billion of NIW, runoff at 80% persistency, 41 basis points effective yield on NIW*
3. *~78% of IIF at March 31, 2018 is covered by 30% quota share reinsurance treaties. All periods shown presume a 30% quota share reinsurance agreement is in place on NIW for those years with substantially similar terms and conditions as current agreements, a 20% loss ratio, a 20% ceding commission and profit commission.*
4. *Actual premium rates, actual persistency, actual NIW volume, changes to estimated premium refunds, and new terms and conditions of any future reinsurance or changes to existing reinsurance agreements will affect actual premium yields. See Summary of Risk Factors on page 28.*

26

Reconciliation of GAAP Net Income to Adjusted Net Operating Income (Millions) Q4 15 Q1 16 Q2 Q3 Q4 Q1 17 Q2 Q3 Q4 Q1 18 GAAP Net Income $ 102.42 $ 69.19 $ 109.22 $ 56.62 $ 107.49 $ 89.80 $ 118.62 $ 120.03 $ 27.31 $ 143.64 Change in deferred tax asset valuation allowance $ (25.35) Additional income tax provision related to the rate decrease included in the Tax Act $ - $ - $ - $ - $ - $ - $ 133.00 $ - Additional income tax provision related to IRS litigation $ - $ 0.19 $ 0.15 $ 0.19 $ 0.20 $ 27.22 $ 0.56 $ 0.62 $ 0.64 $ 0.71 Net realized investment losses (gains) $ (0.80) $ (1.99) $ (0.54) $ (3.31) $ 0.03 $ 0.04 $ 0.03 $ 0.03 $ (0.30) $ 0.26 Loss on debt extinguishment $ 0.33 $ 8.74 $ 1.21 $ 48.90 $ - $ - $ 0.04 $ - $ - $ - Adjusted net operating income $ 76.61 $ 76.13 $ 110.04 $ 102.397 $ 107.72 $ 117.07 $ 119.25 $ 120.68 $ 160.65 $ 144.55 Annualized adjusted net operating income $ 306.42 $ 304.52 $ 440.18 $ 409.59 $ 430.87 $ 468.26 $ 477.00 $ 482.71 $ 642.60 $ 578.42 Beginning shareholders' equity $ 2,148.52 $ 2,236.14 $ 2,346.81 $ 2,511.68 $ 2,583.08 $ 2,548.84 $ 2,647.53 $ 2,995.06 $ 3,130.15 $ 3,154.53 Adjusted return on beginning shareholders' equity 14.3% 13.6% 18.8% 16.3% 16.7% 18.4% 18.0% 16.1% 20.5% 18.3% 27

Summary of Risk Factors The below is a brief summary of some of the risk factors that could cause the issuer’s results to differ materially from those expressed in, or implied by, the forward looking statements included in this presentation. Before investing in the issuer’s securities, investors should read and carefully consider the risks described in SEC form 10-Q filed on May 8, 2018. • Competition or changes in our relationships with our customers could reduce our revenues, reduce our premium yields and / or increase our losses. • The amount of insurance we write could be adversely affected if lenders and investors select alternatives to private mortgage insurance. • Changes in the business practices of the GSEs, federal legislation that changes their charters or a restructuring of the GSEs could reduce our revenues or increase our losses. • We may not continue to meet the GSEs’ private mortgage insurer eligibility requirements and our returns may decrease as we are required to maintain more capital in order to maintain our eligibility. • The benefit of our net operating loss carryforwards may become substantially limited. • We are involved in legal proceedings and are subject to the risk of additional legal proceedings in the future. • We are subject to comprehensive regulation and other requirements, which we may fail to satisfy. • Resolution of our dispute with the Internal Revenue Service could adversely affect us. • If our risk management programs are not effective in identifying, or adequate in controlling or mitigating, the risks we face, or if the models used in our businesses are inaccurate, it could have a material adverse impact on our business, results of operations and financial condition. • Because we establish loss reserves only upon a loan delinquency rather than based on estimates of our ultimate losses on risk in force, losses may have a disproportionate adverse effect on our earnings in certain periods. • Recent hurricanes may impact our incurred losses, the amount and timing of paid claims, our inventory of notices of default and our Minimum Required Assets under PMIERs. • Because loss reserve estimates are subject to uncertainties, paid claims may be substantially different than our loss reserves. • We rely on our management team and our business could be harmed if we are unable to retain qualified personnel or successfully develop and/or recruit their replacements. • If the volume of low down payment home mortgage originations declines, the amount of insurance that we write could decline. • State capital requirements may prevent us from continuing to write new insurance on an uninterrupted basis. • Downturns in the domestic economy or declines in the value of borrowers’ homes from their value at the time their loans closed may result in more homeowners defaulting and our losses increasing, with a corresponding decrease in our returns. • The mix of business we write affects our Minimum Required Assets under the PMIERs, our premium yields and the likelihood of losses occurring. • The premiums we charge may not be adequate to compensate us for our liabilities for losses and as a result any inadequacy could materially affect our financial condition and results of operations. • We are susceptible to disruptions in the servicing of mortgage loans that we insure. • Changes in interest rates, house prices or mortgage insurance cancellation requirements may change the length of time that our policies remain in force. • Your ownership in our company may be diluted by additional capital that we raise or if the holders of our outstanding convertible debt convert that debt into shares of our common stock. • Our holding company debt obligations materially exceed our holding company cash and investments. • We could be adversely affected if personal information on consumers that we maintain is improperly disclosed and our information technology systems may become outdated and we may not be able to make timely modifications to support our products and services. • Our success depends, in part, on our ability to manage risks in our investment portfolio. 28

Company Contact: Michael Zimmerman Senior Vice President - Investor Relations Direct: (414) 347-6596 mike_zimmerman@mgic.com 29